SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
            ------------------------------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest Event reported):         October  31, 2000



                             GALAXY TELECOM, L.P.
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            (Exact name of Registrant as specified in its charter)


           Delaware                         33-95299               43-1697125

----------------------                ------------------     -------------------
(State or other jurisdiction of    (Commission file number)   (IRS   Employer
incorporation or organization)                            Identification Number)


1220 North Main, Sikeston, Missouri              63801
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(Address of principal executive offices, zip code)

Registrant telephone number, including area code: (573) 472-8200

                                 NOT APPLICABLE
        (Former name or former address, if changed since last report.)

Form 8-K
Galaxy Telecom, L.P.

Item 5. Other Events.

      On October 31, 2000, Galaxy Telecom, L.P. ("Galaxy") issued a press release announcing that it has engaged the service of Donaldson, Lufkin & Jenrette Securities Corporation to act as its financial advisor. The text of this press release is attached hereto as Exhibit 99.1.


Item 7.     Financial Statements and Exhibits

            (c)   Exhibits.

Exhibit No.       Description

99.1              Text of  press  release  issued  by  Galaxy  announcing  its
                  engagement  of  Donaldson,   Lufkin  &  Jenrette  Securities
                  Corporation to act as its financial advisor.

Form 8-K
Galaxy Telecom, L.P.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      GALAXY TELECOM, L.P.





Date: October 31, 2000                /s/ J. Keith Davidson

                                BY:   J. Keith Davidson
                                      Vice President - Finance
                                      (Principal Financial Officer)